Home Office:
Harrison, NY
Administrative Office:
6400 C Street SW
Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D, SEC File No. 811-21176 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AIM Counselor Series Trust (Invesco Counselor Series Trust)	811-09913
Columbia Funds Series Trust	811-09645
Columbia Funds Series Trust I	811-04367
Eaton Vance Mutual Funds Trust	811-04015
Growth Fund of America, Inc.	811-00862
MFS Series Trust I	811-04777
MFS Series Trust IV	811-02594
Templeton Growth Fund, Inc.	811-04892

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth

Brian G. Stallworth Esq.

Transamerica Financial Life Insurance Company